Exhibit 99.1

Shore Bancshares, Inc.
18 E. Dover Street
Easton, Maryland 21601
Phone 410-822-1400

PRESS RELEASE

Shore Bancshares Reports 2009 Earnings Results

Easton, Maryland (01/27/2010) - Shore Bancshares, Inc. (NASDAQ - SHBI) reported net income available to common stockholders of $1.216 million or $0.14 per diluted common share for the fourth quarter of 2009, compared to $1.951 million or $0.23 per diluted common share for the third quarter of 2009 and $2.261 million or $0.27 per diluted common share for the fourth quarter of 2008.  Net income available to common stockholders for 2009 was $5.4 million or $0.64 per diluted common share, compared to $11.5 million or $1.37 per diluted common share for 2008.

During 2009, net income available to common stockholders was negatively impacted by dividends and discount accretion associated with the sale and subsequent repurchase of preferred stock under the U.S. Department of the Treasury’s Troubled Asset Relief Program Capital Purchase Program.  The impact on 2009 from the preferred stock activity was $1.9 million or $0.22 per share.

“We are pleased to report a profitable final quarter and full year, considering the ongoing difficult operating environment both nationally and here in the Mid-Atlantic region. We are fortunate that the economic climate across the Delmarva peninsula markets within our footprint has remained reasonably stable and continues to outperform the nation as a whole, in terms of unemployment, per capita income levels and real estate property valuations. However, we enter 2010 with a very conservative outlook and will remain focused on the resolution of problem assets, growing our core deposit base, and maintaining an above-average net interest margin,” said W. Moorhead Vermilye, President and Chief Executive Officer.

The Company’s return on average assets for the fourth quarter of 2009 was 0.41%, compared to 0.66% and 0.87% for the quarters ended September 30, 2009 and December 31, 2008, respectively.  The return on average stockholders’ equity was 3.75% for the fourth quarter of 2009, compared to 6.03% for the third quarter of 2009 and 7.11% for the fourth quarter of 2008.

The Company’s return on average assets was 0.48% for 2009, compared to 1.13% for 2008.  The return on average stockholders’ equity was 4.00% for 2009 and 9.22% for 2008.

Total assets were $1.157 billion at December 31, 2009, compared to $1.045 billion at the end of 2008, an increase of 10.7%.  Total loans were $916.6 million and total deposits were $990.9 million, an increase of 3.2% and 17.2%, respectively, when compared to December 31, 2008.  The increase in deposits was primarily from the Company’s participation in the Promontory Insured Network Deposits Program (“IND”) beginning in the second quarter of 2009.  Total stockholders’ equity increased slightly from the end of 2008.

Review of Quarterly Financial Results
Net interest income for the fourth quarter of 2009 was $10.8 million, a 3.6% increase from the third quarter of 2009 and a 4.4% increase from the same quarter of last year.  Higher average balances of earning assets and lower rates paid on interest bearing liabilities were sufficient to offset the decline in yields on earning assets.    The Company’s net interest margin was 3.90% for the fourth quarter of 2009, an increase of 11 basis points when compared to the third quarter of 2009 and a decrease of 34 basis points when compared to the fourth quarter of 2008.

The provision for credit losses was $3.7 million for the three months ended December 31, 2009. The comparable amounts were $1.7 million and $1.4 million for the three months ended September 30, 2009 and December 31, 2008, respectively.  The continued large level of  provision expense was primarily in response to the overall increase in nonperforming assets and loan charge-offs, as well as to overall economic conditions.  Net charge-offs were $3.5 million for the fourth quarter of 2009, $1.8 million for the third quarter of 2009 and $683 thousand for the fourth quarter of 2008.  Quarter-to-date annualized net charge-offs to average loans was 1.51% for the fourth quarter of 2009, 0.76% for the third quarter of 2009 and 0.31% for the fourth quarter of 2008. Nonperforming assets to total assets was 1.63% at December 31, 2009.  The comparable nonperforming asset ratio was 1.51% at September 30, 2009 and 0.79% at December 31, 2008.  The allowance for credit losses to period-end loans increased to 1.19% at  December 31, 2009, compared to 1.17% at September 30, 2009 and 1.05% at December 31, 2008.  Management believes that the provision for credit losses and the resulting allowance were adequate at December 31, 2009.

Noninterest income for the fourth quarter of 2009 decreased 12.6% when compared to the third quarter of 2009 and decreased 6.4% when compared to the fourth quarter of 2008.  The decrease in insurance agency commissions of $585 thousand from the third quarter of 2009 and $336 thousand from the fourth quarter of 2008 accounted for most of the decline.

Noninterest expense for the fourth quarter of 2009 decreased 9.0% when compared to the third quarter of 2009 and decreased 2.6% when compared to the fourth quarter of 2008.  The decrease from the third quarter of 2009 was primarily due to lower salaries and employee benefits caused by less expense accrued for bonus and profit sharing plans.  The decrease from the fourth quarter of 2008 was also primarily due to lower salaries and employee benefits, partially offset by higher FDIC insurance premiums.

Review of 2009 Financial Results
Net interest income for 2009 was $41.4 million, an increase of 3.7% when compared to 2008.  Similar to the quarterly results reported above, higher average balances on earning assets and lower rates paid on interest bearing liabilities were sufficient to offset the decline in yields on earning assets.  The net interest margin declined 33 basis points from 4.23% for 2008 to 3.90% for 2009.

The provisions for credit losses for 2009 and 2008 were $9.0 million and $3.3 million, respectively.  Net charge-offs were $7.4 million and $1.6 million for 2009 and 2008, respectively.  Year-to-date annualized net charge-offs to average loans was 0.81% for 2009 and 0.19% for 2008.

Noninterest income for 2009 decreased 4.0% when compared to 2008.  A decline in insurance agency commissions of $959 thousand for the year accounted for most of the decrease when compared to 2008.  Other noninterest income included a mark to market gain on interest rate swaps of $420 thousand during the second quarter of 2009.  In addition, noninterest income for 2008 included a $1.3 million gain on the sale of a bank branch in August 2008.  The gain on the branch sale was partially offset by a $371 thousand other than temporary impairment of Freddie Mac Preferred Stock and a $337 thousand loss on the sale of the Company’s investment in Delmarva Bank Data Processing Center, Inc., an unconsolidated subsidiary.

Noninterest expense for 2009 increased 4.9% when compared to 2008.  A significant portion of the increase was due to increased FDIC insurance premium expense of $1.7 million when compared to 2008.  The increase in FDIC insurance premiums was attributable to higher overall rates, a one-time special assessment which totaled $513 thousand and growth in the Company’s total deposits.

Shore Bancshares Information
Shore Bancshares, Inc. is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland’s Eastern Shore.  It is the parent company of three banks, The Talbot Bank of Easton, Maryland, CNB, and The Felton Bank; three insurance producer firms, The Avon-Dixon Agency, LLC, Elliott Wilson Insurance, LLC and Jack Martin and Associates, Inc; a wholesale insurance company, TSGIA, Inc; two insurance premium finance companies, Mubell Finance, LLC and ESFS, Inc; a registered investment adviser firm, Wye Financial Services, LLC; and a mortgage broker subsidiary, Wye Mortgage Group, LLC.

Forward-Looking Statements
This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995.  Forward-looking statements do not represent historical facts, but statements about management’s beliefs, plans and objectives.  These statements are evidenced by terms such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions.  Although these statements reflect management’s good faith beliefs and projections, they are not guarantees of future performance and they may not prove true.  These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements.  For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled “Risk Factors”.

For further information contact: W. Moorhead Vermilye, President and CEO, 410-822-1400

Shore Bancshares, Inc.	Page 4 of 8
Financial Highlights
(Dollars in thousands, except per share data)

	For the Three Months Ended			For the Twelve Months Ended
	Dec. 31,			Dec. 31,
	2009	2008	% Change	2009	2008	% Change
PROFITABILITY FOR THE PERIOD
Net interest income	$10,806	$10,348	4.4%	$41,378	$39,919	3.7%
Provision for credit losses	3,668	1,385	164.8	8,986	3,337	169.3
Noninterest income	4,125	4,408	(6.4)	19,541	20,350	(4.0)
Noninterest expense	9,375	9,621	(2.6)	40,248	38,370	4.9
Income before income taxes	1,888	3,750	(49.7)	11,685	18,562	(37.0)
Income tax expense	672	1,489	(54.9)	4,412	7,092	(37.8)
Net income	1,216	2,261	(46.2)	7,273	11,470	(36.6)
Preferred stock dividends and discount accretion	-	-	-	1,876	-	-
Net income available to common shareholders	$1,216	$2,261	(46.2)	$5,397	$11,470	(52.9)

Return on average assets (1)	0.41%	0.87%	(52.9)%	0.48%	1.13%	(57.5)%
Return on average equity (1)	3.75	7.11	(47.3)	4.00	9.22	(56.6)
Net interest margin	3.90	4.24	(8.0)	3.90	4.23	(7.8)
Efficiency ratio - GAAP based	62.79	65.20	(3.7)	66.07	63.66	3.8

PER SHARE DATA
Basic net income per share	$0.14	$0.27	(48.1)%	$0.86	$1.37	(37.2)%
Basic net income per common share	0.14	0.27	(48.1)	0.64	1.37	(53.3)
Diluted net income per share	0.14	0.27	(48.1)	0.86	1.37	(37.2)
Diluted net income per common share	0.14	0.27	(48.1)	0.64	1.37	(53.3)
Dividends paid per common share	0.16	0.16	-	0.64	0.64	-
Book value per common share at period end	15.18	15.16	0.1
Tangible book value per common share at period end	12.64	12.55	0.7
Market value at period end	14.50	23.99	(39.6)
Market range:
High	17.71	25.97	(31.8)	24.43	27.25	(10.3)
Low	13.52	17.50	(22.7)	11.00	17.50	(37.1)

AT PERIOD END
Loans	$916,557	$888,528	3.2%
Securities	109,684	89,456	22.6
Assets	1,156,516	1,044,641	10.7
Deposits	990,937	845,371	17.2
Stockholders' equity	127,810	127,385	0.3

CAPITAL AND CREDIT QUALITY RATIOS
Average equity to average assets	11.01%	12.22%		11.96%	12.30%
Annualized net charge-offs to average loans	1.51	0.31		0.81	0.19
Allowance for credit losses to period-end loans	1.19	1.05
Nonperforming assets to total loans+other real estate owned	2.05	0.93
Nonperforming assets to total assets	1.63	0.79
Nonperforming assets+Loans 90 days past due and still accruing to total loans+other real estate owned	2.86	1.09
Nonperforming assets+Loans 90 days past due and still accruing to total assets	2.27	0.92

(1) Calculation uses net income available to common shareholders.

Shore Bancshares, Inc.	Page 5 of 8
Consolidated Balance Sheets
(In thousands, except per share data)

			Dec. 31, 2009
	Dec. 31,	Dec. 31,	compared to
	2009	2008	Dec. 31, 2008
ASSETS
Cash and due from banks	$14,411	$16,803	(14.2)%
Interest-bearing deposits with other banks	598	481	24.3
Federal funds sold	60,637	10,010	505.8
Investments available-for-sale (at fair value)	100,744	79,204	27.2
Investments held-to-maturity	8,940	10,252	(12.8)

Loans	916,557	888,528	3.2
Less: allowance for credit losses	(10,876)	(9,320)	16.7
Loans, net	905,681	879,208	3.0

Premises and equipment, net	14,307	13,855	3.3
Accrued interest receivable	4,804	4,606	4.3
Goodwill	15,954	15,954	-
Other intangible assets, net	5,406	5,921	(8.7)
Other real estate and other assets owned, net	2,572	148	1,637.8
Other assets	22,462	8,199	174.0

Total assets	$1,156,516	$1,044,641	10.7

LIABILITIES
Noninterest-bearing deposits	$122,492	$102,584	19.4
Interest-bearing deposits	868,445	742,787	16.9
Total deposits	990,937	845,371	17.2

Short-term borrowings	20,404	52,969	(61.5)
Long-term debt	1,429	7,947	(82.0)
Accrued interest payable and other liabilities	15,936	10,969	45.3
Total liabilities	1,028,706	917,256	12.2

STOCKHOLDERS' EQUITY
Common stock, par value $0.01; authorized 35,000,000 shares	84	84	-
Warrants	1,543	-	-
Additional paid in capital	29,872	29,768	0.3
Retained earnings	96,151	96,140	-
Accumulated other comprehensive income	160	1,393	(88.5)
Total stockholders' equity	127,810	127,385	0.3

Total liabilities and stockholders' equity	$1,156,516	$1,044,641	10.7

Period-end common shares outstanding	8,419	8,405	0.2
Book value per common share	$15.18	$15.16	0.1

Shore Bancshares, Inc.	Page 6 of 8
Consolidated Statements of Income
(In thousands, except per share data)

	For the Three Months Ended			For the Twelve Months Ended
	Dec. 31,			Dec. 31,
	2009	2008	% Change	2009	2008	% Change
INTEREST INCOME
Interest and fees on loans	$13,837	$14,166	(2.3)%	$55,209	$56,866	(2.9)%
Interest and dividends on investment securities:
Taxable	860	839	2.5	3,184	3,788	(15.9)
Tax-exempt	60	93	(35.5)	301	420	(28.3)
Interest on federal funds sold	23	24	(4.2)	84	308	(72.7)
Interest on deposits with other banks	-	4	(100.0)	11	92	(88.0)
Total interest income	14,780	15,126	(2.3)	58,789	61,474	(4.4)

INTEREST EXPENSE
Interest on deposits	3,924	4,582	(14.4)	17,018	19,877	(14.4)
Interest on short-term borrowings	31	121	(74.4)	127	1,147	(88.9)
Interest on long-term debt	19	75	(74.7)	266	531	(49.9)
Total interest expense	3,974	4,778	(16.8)	17,411	21,555	(19.2)

NET INTEREST INCOME	10,806	10,348	4.4	41,378	39,919	3.7
Provision for credit losses	3,668	1,385	164.8	8,986	3,337	169.3

NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	7,138	8,963	(20.4)	32,392	36,582	(11.5)

NONINTEREST INCOME
Service charges on deposit accounts	866	889	(2.6)	3,424	3,600	(4.9)
Investment securities gains (losses)	-	(15)	100.0	49	(15)	426.7
Other than temporary impairment of securities	-	-	-	-	(371)	100.0
Insurance agency commissions	2,159	2,495	(13.5)	11,131	12,090	(7.9)
Other noninterest income	1,100	1,039	5.9	4,937	5,046	(2.2)
Total noninterest income	4,125	4,408	(6.4)	19,541	20,350	(4.0)

NONINTEREST EXPENSE
Salaries and employee benefits	5,264	5,776	(8.9)	23,119	23,321	(0.9)
Occupancy expense	572	585	(2.2)	2,324	2,179	6.7
Furniture and equipment expense	268	291	(7.9)	1,183	1,185	(0.2)
Data processing	598	595	0.5	2,463	2,323	6.0
Directors' fees	84	132	(36.4)	478	558	(14.3)
Amortization of intangible assets	129	129	-	515	515	-
Other noninterest expenses	2,460	2,113	16.4	10,166	8,289	22.6
Total noninterest expense	9,375	9,621	(2.6)	40,248	38,370	4.9

Income before income taxes	1,888	3,750	(49.7)	11,685	18,562	(37.0)
Income tax expense	672	1,489	(54.9)	4,412	7,092	(37.8)

NET INCOME	1,216	2,261	(46.2)	7,273	11,470	(36.6)
Preferred stock dividends and discount accretion	-	-	-	1,876	-	-
Net income available to common shareholders	$1,216	$2,261	(46.2)	$5,397	$11,470	(52.9)

Weighted average shares outstanding - basic	8,419	8,405	0.2	8,414	8,400	0.2
Weighted average shares outstanding - diluted	8,421	8,410	0.1	8,417	8,407	0.1

Basic net income per share	$0.14	$0.27	(48.1)	$0.86	$1.37	(37.2)
Basic net income per common share	0.14	0.27	(48.1)	0.64	1.37	(53.3)
Diluted net income per share	0.14	0.27	(48.1)	0.86	1.37	(37.2)
Diluted net income per common share	0.14	0.27	(48.1)	0.64	1.37	(53.3)
Dividends paid per common share	0.16	0.16	-	0.64	0.64	-

Shore Bancshares, Inc.	Page 7 of 8
Financial Highlights By Quarter
(Dollars in thousands, except per share data)

	4th quarter	3rd quarter	2nd quarter	1st quarter	4th quarter	4Q 09	4Q 09
	2009	2009	2009	2009	2008	compared to	compared to
	(4Q 09)	(3Q 09)	(2Q 09)	(1Q 09)	(4Q 08)	3Q 09	4Q 08
PROFITABILITY FOR THE PERIOD
Net interest income	$10,806	$10,428	$10,086	$10,058	$10,348	3.6%	4.4%
Provision for credit losses	3,668	1,702	1,681	1,935	1,385	115.5	164.8
Noninterest income	4,125	4,719	5,347	5,350	4,408	(12.6)	(6.4)
Noninterest expense	9,375	10,297	10,693	9,883	9,621	(9.0)	(2.6)
Income before income taxes	1,888	3,148	3,059	3,590	3,750	(40.0)	(49.7)
Income tax expense	672	1,197	1,166	1,377	1,489	(43.9)	(54.9)
Net income	1,216	1,951	1,893	2,213	2,261	(37.7)	(46.2)
Preferred stock dividends and discount accretion	-	-	1,539	337	-	-	-
Net income available to common shareholders	$1,216	$1,951	$354	$1,876	$2,261	(37.7)	(46.2)

Return on average assets (1)	0.41%	0.66%	0.13%	0.72%	0.87%	(37.9)%	(52.9)%
Return on average equity (1)	3.75	6.03	1.07	5.05	7.11	(37.8)	(47.3)
Net interest margin	3.90	3.79	3.85	4.09	4.24	2.9	(8.0)
Efficiency ratio - GAAP based	62.79	67.98	69.29	64.14	65.20	(7.6)	(3.7)

PER SHARE DATA
Basic net income per share	$0.14	$0.23	$0.23	$0.26	$0.27	(39.1)%	(48.1)%
Basic net income per common share	0.14	0.23	0.04	0.22	0.27	(39.1)	(48.1)
Diluted net income per share	0.14	0.23	0.22	0.26	0.27	(39.1)	(48.1)
Diluted net income per common share	0.14	0.23	0.04	0.22	0.27	(39.1)	(48.1)
Dividends paid per common share	0.16	0.16	0.16	0.16	0.16	-	-
Book value per common share at period end	15.18	15.23	15.19	15.38	15.16	(0.3)	0.1
Tangible book value per common share at period end	12.64	12.68	12.62	12.79	12.55	(0.3)	0.7
Market value at period end	14.50	16.73	17.94	16.75	23.99	(13.3)	(39.6)
Market range:
High	17.71	20.72	21.46	24.43	25.97	(14.5)	(31.8)
Low	13.52	16.64	15.18	11.00	17.50	(18.8)	(22.7)

AT PERIOD END
Loans	$916,557	$918,601	$919,088	$908,118	$888,528	(0.2)%	3.2%
Securities	109,684	103,921	89,272	78,953	89,456	5.5	22.6
Assets	1,156,516	1,157,685	1,158,212	1,075,934	1,044,641	(0.1)	10.7
Deposits	990,937	992,196	981,334	873,089	845,371	(0.1)	17.2
Stockholders' equity	127,810	128,219	127,876	152,781	127,385	(0.3)	0.3

CAPITAL AND CREDIT QUALITY RATIOS
Average equity to average assets	11.01%	11.01%	11.84%	14.23%	12.22%
Annualized net charge-offs to average loans	1.51	0.76	0.71	0.25	0.31
Allowance for credit losses to period-end loans	1.19	1.17	1.17	1.18	1.05
Nonperforming assets to total loans+other real estate owned	2.05	1.90	1.73	1.00	0.93
Nonperforming assets to total assets	1.63	1.51	1.37	0.85	0.79
Nonperforming assets+Loans 90 days past due and still accruing to total loans+other real estate owned	2.86	2.89	2.60	1.87	1.09
Nonperforming assets+Loans 90 days past due and still accruing to total assets	2.27	2.30	2.07	1.58	0.92

(1) Calculation uses net income available to common shareholders.

Shore Bancshares, Inc.	Page 8 of 8
Consolidated Statements of Income By Quarter
(In thousands, except per share data)

						4Q 09	4Q 09
						compared to	compared to
	4Q 09	3Q 09	2Q 09	1Q 09	4Q 08	3Q 09	4Q 08
INTEREST INCOME
Interest and fees on loans	$13,837	$14,001	$13,754	$13,617	$14,166	(1.2)%	(2.3)%
Interest and dividends on investment securities:
Taxable	860	800	768	756	839	7.5	2.5
Tax-exempt	60	77	79	85	93	(22.1)	(35.5)
Interest on federal funds sold	23	31	23	7	24	(25.8)	(4.2)
Interest on deposits with other banks	-	4	6	1	4	(100.0)	(100.0)
Total interest income	14,780	14,913	14,630	14,466	15,126	(0.9)	(2.3)

INTEREST EXPENSE
Interest on deposits	3,924	4,368	4,441	4,285	4,582	(10.2)	(14.4)
Interest on short-term borrowings	31	19	28	49	121	63.2	(74.4)
Interest on long-term debt	19	98	75	74	75	(80.6)	(74.7)
Total interest expense	3,974	4,485	4,544	4,408	4,778	(11.4)	(16.8)

NET INTEREST INCOME	10,806	10,428	10,086	10,058	10,348	3.6	4.4
Provision for credit losses	3,668	1,702	1,681	1,935	1,385	115.5	164.8

NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	7,138	8,726	8,405	8,123	8,963	(18.2)	(20.4)

NONINTEREST INCOME
Service charges on deposit accounts	866	861	888	809	889	0.6	(2.6)
Investment securities gains (losses)	-	-	-	49	(15)	-	100.0
Insurance agency commissions	2,159	2,744	2,893	3,335	2,495	(21.3)	(13.5)
Other noninterest income	1,100	1,114	1,566	1,157	1,039	(1.3)	5.9
Total noninterest income	4,125	4,719	5,347	5,350	4,408	(12.6)	(6.4)

NONINTEREST EXPENSE
Salaries and employee benefits	5,264	5,976	5,959	5,920	5,776	(11.9)	(8.9)
Occupancy expense	572	616	587	549	585	(7.1)	(2.2)
Furniture and equipment expense	268	299	302	314	291	(10.4)	(7.9)
Data processing	598	675	580	610	595	(11.4)	0.5
Directors' fees	84	109	117	168	132	(22.9)	(36.4)
Amortization of intangible assets	129	128	129	129	129	0.8	-
Other noninterest expenses	2,460	2,494	3,019	2,193	2,113	(1.4)	16.4
Total noninterest expense	9,375	10,297	10,693	9,883	9,621	(9.0)	(2.6)

Income before income taxes	1,888	3,148	3,059	3,590	3,750	(40.0)	(49.7)
Income tax expense	672	1,197	1,166	1,377	1,489	(43.9)	(54.9)

NET INCOME	1,216	1,951	1,893	2,213	2,261	(37.7)	(46.2)
Preferred stock dividends and discount accretion	-	-	1,539	337	-	-	-
Net income available to common shareholders	$1,216	$1,951	$354	$1,876	$2,261	(37.7)	(46.2)

Weighted average shares outstanding - basic	8,419	8,419	8,413	8,405	8,405	-	0.2
Weighted average shares outstanding - diluted	8,421	8,423	8,417	8,408	8,410	-	0.1

Basic net income per share	$0.14	$0.23	$0.23	$0.26	$0.27	(39.1)	(48.1)
Basic net income per common share	0.14	0.23	0.04	0.22	0.27	(39.1)	(48.1)
Diluted net income per share	0.14	0.23	0.22	0.26	0.27	(39.1)	(48.1)
Diluted net income per common share	0.14	0.23	0.04	0.22	0.27	(39.1)	(48.1)
Dividends paid per common share	0.16	0.16	0.16	0.16	0.16	-	-